Equitable Financial Life Insurance Company of America

Equitable Financial Life Insurance Company

Supplement dated December 23, 2024, to the VUL Optimizer® (Series 166) prospectus

This Supplement updates certain information in the most recent prospectus and statement of additional information you received and in any supplements to that prospectus and statement of additional information (collectively, the ‘‘Prospectus’’). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

The purpose of this Supplement is to provide you with information regarding changes to the Prospectus.

Effective immediately, the following changes are made:

All references to December 6, 2024, are deleted and replaced with December 20, 2024.

The last sentence in the fifth paragraph under “Alternative higher death benefit in certain cases” in “Death benefits and accessing your money” is deleted and replaced with the following: The death benefit will always be large enough to ensure that the policy’s cash surrender value does not at any time exceed the net single premium needed to fund future policy benefits under the contract, with all such terms as defined in section 7702 of the Code.

The first sentence in the sixth paragraph under “Alternative higher death benefit in certain cases” in “Death benefits and accessing your money” is deleted and replaced with the following: For example, if the cash value accumulation test is selected, if the insured is age 65 at the time of death and has a policy with the face amount of $100,000, an account value of $85,000, and a death benefit percentage of 147.5%, then the death benefit under Option A is the alternative death benefit of $125,375, and the death benefit under Option B is the death benefit of $185,000.

In the table under “Using the cash value accumulation test” under “Example of the LTCSR:” in “Other benefits available under the policy”, the Death Benefit Percentage for both Policy 1 and Policy 2 should be 147.5%, the Maximum Total Benefit under Option A for policy 2 should be $125,375, and the Maximum Monthly Benefit under Option A for Policy 2 should be $2,507.50.

In the table under “Using the cash value accumulation test:” in “Appendix: Calculating the alternate death benefit” the Death Benefit under Option A for Policy 2 should be $125,375.

Catalog No. 800201 (12/24)
VUL Optimizer (Series 166) NB and Inforce	#916233